Exhibit 99.2

This Statement on Form 4 is filed by: (i) AP Talos Energy LLC; (ii) AP Talos Energy Debtco LLC; (iii) Apollo Talos Holdings, L.P.; (iv) Apollo Management VII, L.P; (v) AIF VII Management, LLC; (vi) Apollo Management, L.P.; (vii) Apollo Management GP, LLC; (viii) Apollo Commodities Management, L.P., with respect to Series I; (ix) Apollo Commodities Management GP, LLC; (x) Apollo Management Holdings, L.P.; and (xi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  June 17, 2021

Issuer Name and Ticker or Trading Symbol: Talos Energy, Inc.

AP TALOS ENERGY LLC

By:	Apollo Talos Holdings, L.P.

	By:	Apollo Advisors VII (APO DC), L.P.
its general partner

		By:	Apollo Advisors VII (APO DC-GP), LLC
its general partner

			By:	/s/ James Elworth
			Name:	James Elworth
			Title:	Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC-GP), LLC,
its general partner

		By:	/s/ James Elworth
		Name:	James Elworth
		Title:	Vice President

AP TALOS ENERGY DEBTCO LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC-GP), LLC,
its general partner

		By:	/s/ James Elworth
		Name:	James Elworth
		Title:	Vice President

APOLLO TALOS HOLDINGS, L.P.

By:	Apollo Advisors VII (APO DC), L.P.,
its general partner

	By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

		By:	/s/ James Elworth
		Name:	James Elworth
		Title:	Vice President

And

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

	By:	Apollo ANRP Advisors (APO DC-GP), LLC,
its general partner

		By:	/s/ James Elworth
		Name:	James Elworth
		Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO COMMODITIES MANAGEMENT, L.P., WITH RESPECT TO SERIES I

By:	Apollo Commodities Management GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO COMMODITIES MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

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